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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K





                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 16, 1998


                                INFONAUTICS, INC.
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                 (Exact Name of Registrant Specified in Charter)

  Pennsylvania                      0-28284                    23-2707366
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 (State or Other                  (Commission                 IRS Employer
 Jurisdiction of                  File Number)             Identification No.)
 Incorporation)


   900 West Valley Road, Suite 1000
        Wayne, Pennsylvania                                       19087
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(Address of Principal Executive Offices)                         Zip Code

           Registrant's telephone, including area code: (610) 971-8840

                                (not applicable)
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         (Former Name and Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

    On January 4, 1999, Infonautics, Inc. (the "Company") issued a press release updating information regarding the Company's Nasdaq listing and announcing plans to reduce operating expenses and retention of Allen & Company Incorporated to assist the Company in looking for strategic alternatives. With respect to the Company's Nasdaq listing, the Company announced that trading in the Company's Class A Common Stock (the "Common Stock") will move from the Nasdaq National Market to the Nasdaq SmallCap Market, effective January 5, 1999.

    With respect to operating expenses, the Company announced that while it achieved revenue growth for both the fourth quarter of 1998 and for the year ended December 31, 1998, new sales bookings fell below expectations during the fourth quarter. It also announced that it was taking steps to reduce operating expenses. Such steps include the reduction of 10 percent of its workforce and the consolidation of development and technical operations. The Company additionally announced that it expects its cash balance as of the end of 1998 will be lower than the $4.8 million that it reported at the end of the third quarter of 1998. Further, the Company announced that it was seeking a working capital facility. Finally, the Company announced the retention of Allen & Company Incorporated to assist the Company in exploring strategic alternatives. A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

    On November 16, 1998, the Company received a notice of conversion from the holder of the Series A Convertible Preferred Stock (the "Preferred Stock") for 717 shares of Preferred Stock which converted into 502,282 shares of Common Stock. As a result, as of December 31, 1998, the Company had 11,622,692 shares of Common Stock outstanding.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

    The following is filed as an exhibit to this Current Report on Form 8-K:

    99.  Press Release dated January 4, 1999.


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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INFONAUTICS, INC.


                                  By:/s/Gerard J. Lewis, Jr.
                                     ----------------------------------
                                     Gerard J. Lewis, Jr.
                                     Vice President and General Counsel

Dated: January 20, 1999


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                                  EXHIBIT INDEX

Exhibit

99          Press Release dated January 4, 1999.